Net revenues - Schedule of revenue by type (Details) - EUR (€) € in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Revenues from:
Shipments of vehicles and sales of other goods	€ 149,544	€ 183,230	€ 173,718
Other services provided	4,422	4,018	3,786
Construction contract revenues	747	709	779
Lease installments from assets sold with a buy-back commitment	1,046	896	849
Interest income of financial services activities	1,119	691	460
Total Net revenues	€ 156,878	€ 189,544	€ 179,592